THE IHC GROUP
Independence Holding Company

2009 STOCKHOLDERS MEETINGS

JUNE 19, 2009

Independence Holding Company
American Independence Corp.

Strength. Vision. Stability.

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

What is The IHC Group?

- Two public companies (IHC and AMIC) which collectively control:
  - 3 carriers rated A- (Excellent) by A.M. Best Company
  - Vertically integrated administration
  - Controlled distribution
  - Brokerage distribution
- Balanced mix of business with multiple life and health products
- Focusing on underwriting and pricing discipline
- Concentrating on market niches with higher margins

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

Administration	Carriers	Owned Distribution	Brokerage Distribution
Insurers Administrative Corporation	Madison National Insurance Company	3 AMIC Stop-Loss MGUs	Insurers Administrative Corporation Sales
GroupLink***	Standard Security Life	2 IHC Stop-Loss MGUs*	GroupLink*** Sales
Health Plan Administrators	Independence American Insurance Company	Independent Producers of America**	Health Plan Administrators Sales
Actuarial Management Corporation		healthinsurance.org**	IHC Financial
Excess Claims Administrators		IHC Health Solutions	

Legend: IHC (square boxes); AMIC (oval boxes)

AMIC companies are 49% owned by IHC and its affiliates

* one MGU is less than 50% owned by IHC and its affiliates

** 51% owned by AMIC and its affiliates

*** 75% owned by IHC and its affiliates

Business Lines

- Medical stop-loss segment
  -national leader since 1987
- Group life and disability segment
  -leader in public sector markets since 1983
- Individual life and annuities through block acquisitions
- Fully insured segment has non-urban area focus
  -individual major medical and STM medical
  -group major medical
  -dental/vision
  -ancillary medical

Mix of Business at IHC


6%
5%
10%
40%
19%
20%
Stop-Loss
Group MM
Group Life and Disability
Dental/Vision
Individual Life and Annuities
Limited Medical, STM and Student

Based on gross premium percentages at March 31, 2009

Mix of Business at AMIC


5%
1%
10%
31%
53%
Stop-Loss
Group MM
Individual MM and STM
DBL and Limited Medical
Dental/Vision

Based on gross premium percentages at March 31, 2009

Where Are We Now - IHC?

- Focus has been on bottom line - margins are improving
- Top line has come down somewhat - due to recession and pricing discipline, cancellation of non-owned MGUs, and the recession
- Positioned to begin somewhat growing top line, but what about health reform?
  - Believe it will have limited impact prior to 2013*
  - Ramping up dental/vision and supplemental product lines
- Have been cutting costs and becoming more efficient
- Continuing to emphasize cost containment and networks
  - Cigna network and Compass Solutions

*per Senate Finance Committee report

Where Are We Now - IHC?

- Unlike most insurance companies, have not lost statutory capital and surplus despite impairments – highest ever as of 3/31/09 – and will keep improving in Q2 2009
- AA-rated investment portfolio: no common stocks, direct exposure to subprime mortgages, commercial loans, CDOs, CLOs or real estate
- Mark-to-market valuation of portfolio has increased approximately $35 million ($1.18 per share in book value) since 3/31/09*

*as of 6/16/09

Where Are We Now – AMIC?

- Focus has been on bottom line - margins are improving
- MGUs should start seeing profit commissions in Q4 2009
- IPA growing
- Good quality investment portfolio
- Minimal overhead; becoming more efficient
- NOLs of $274 million as of 3/31/09

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

IHC and AMIC Book Values

- IHC book value $11.25/sh @ 3/31/09
  - IHC book value would increase $1.18/sh. due to $35 million mark-to-market valuation increase,*** net of tax*
  - IHC book value (excl FASB 115) $14.29/sh @ 3/31/09**
  - IHC market price $6.40/sh***
  - Trading at 57% of book value; from 2002-2007, IHC averaged 1.5x book value
- AMIC book value $9.88/sh @ 3/31/09
  - AMIC book value (excl FASB 115) $10.39/sh @ 3/31/09**
  - AMIC market price $4.60/sh***
  - Trading at 47% of book value; from 2002-2007, AMIC averaged 1.2x book value

* does not include Q2 2009 earnings

** see reconciliation of non-GAAP measure as filed in press release dated 5/11/09

*** measured as of close of business on 6/16/09

IHC Investments as of 6/16/09

- Overall rated AA
- Projected $50 million cash on an annual basis from amortization and scheduled maturities from fixed asset portfolio
- No credit default swaps
- No Fannie Mae or Freddie Mac stock
- Exposure on financial institutions perpetual preferred stock has been reduced - $21 million market value remaining – in Goldman Sachs, Morgan Stanley, U.S. Bancorp and Banco Santander*

*as of 6/16/09

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

IHC Investment Portfolio as of 3/31/09*

Total = $788,195,000


3%
3%
3%
2%
2%
8%
79%
Bonds
Cash/ST/Due from Brokers
Alt-A Bonds
Preferred-Financial Institutions
Policy Loans
Preferred-Other
Other

* Adjusted for sales of preferred stocks of certain financial institutions

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

IHC Investment Portfolio by Level of Default Risk as of 3/31/09*

Total = $788,195,000



6%
43%
51%
No Default Risk
Limited Default Risk
Higher Default Risk

*Adjusted for sales of preferred stocks of certain financial institutions

No Default Risk is made up of cash, repos and government securities (GNMAs and US Treasuries), also includes government and government agency- backed municipal securities.
Limited Default Risk is made up of investment grade municipal bonds, preferred stocks (A rated companies), corporate securities, CMOs and policy loans.
Higher Risk of Default is made up of Alt-A mortgages and perpetual preferred stocks of financial institutions.

AMIC Investment Portfolio as of 3/31/09

Total = $56,896,000


13%
4%
3%
1%
79%
Bonds
Cash/ST/Due to Broker
Preferred-Other
Alt-A Bonds
Preferred-Financial Institutions

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

AMIC Investment Portfolio by Level of Default Risk as of 3/31/09


Total = $56,896,000
4%
46%
50%
No Default Risk
Limited Default Risk
Higher Default Risk

No Default Risk is made up of cash, repos and government securities (GNMAs and US Treasuries), also includes government and government agency-backed municipal securities.
Limited Default Risk is made up of investment grade municipal bonds, preferred stocks (A rated companies), corporate securities, CMOs and policy loans.
Higher Risk of Default is made up of Alt-A mortgages and perpetual preferred stocks of financial institutions.

Healthcare Reform - an Opportunity for IHC/AMIC

- Proposed mandate would create millions of new health insurance purchasers and increase demand for individual health insurance
- Multiple distribution channels – including "owned" - allows for quick penetration of reformed markets
- Stop-loss could benefit as fully insured plans have more mandates
- No exposure to Medicare Advantage
- Dental, Vision, Life and LTD not impacted by proposed reforms

Value of IPA – What We Said

- IPA recruits neophytes to insurance business and teaches new agents to represent our products exclusively
- In an economic down turn, displaced workers seek "new opportunity" and "control of their destiny"
  - Example: realtors - mortgage brokers
- Individual health market is expanding
  - Uninsured and "underinsured" are fastest growing markets… 70 million Americans
- Has 40 regional offices… infrastructure in place to support even larger distribution
- The IPA distribution strengthens our ability to react to change – whether products, rates, legislative or regulatory mandates

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

IPA -- Performance

	ACTUAL	GOAL
• Producing active agents		
– 2007	100	100
– 2008	272	400
– 2009	350 *(projected)*	500
• Sales volume*		
– 2007	$21 MM	N/A
– 2008	$38 MM	$40 MM
– 2009 *(projected)*	$46 MM	$56 MM
• Annualized inforce premium**		
– 2007	$1.4 MM	N/A
– 2008	$8.2 MM	$9.5 MM
– 2009 *(projected)*	$23.5 MM	$24 MM
• Underwriting profit***		
– 2007	27.9%	15%
– 2008	13.3%	9%
– 2009 *(projected)*	8.4%	7%

* submitted fees, premium and membership
** annualized IAIC and MNL premium only
*** includes ancillary MNL

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

Filling a void in the market







- Boutique companies
- No history
- No proven track record
- Here today, gone tomorrow

- Vertically integrated capabilities serving niche health markets
- Quick to adapt to market changes
- Agent-centric philosophy & culture of ownership
- Underwriting discipline

- Behemoth companies
- Slow to act
- Inflexible
- Take your business for granted

How Do We Plan to Grow?

- Focus on niche markets and select geography
- Organic growth of existing programs
- Strengthen "controlled" and owned distribution
- Acquire new production sources
  - Historically owned stop-loss MGUs have produced significantly higher margins than non-owned
- Maintain underwriting discipline and improve operating margins
- Achieve favorable returns on capital

Forward-Looking Statements

Certain statements in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC and AMIC. Forward-looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to IHC and AMIC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability effectively to operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission.

These uncertainties may cause IHC's and AMIC's actual future results to be materially different than those expressed in this presentation. Neither IHC nor AMIC undertakes to update its forward-looking statements.